UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2014

Navigant Consulting, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-12173	36-4094854
(Commission File Number)	(IRS Employer Identification No.)

30 South Wacker Drive, Suite 3550 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

(312) 573-5600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information contained in Item 2.01 is incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 14, 2014, Navigant Consulting, Inc. (“Navigant”) acquired Cymetrix Corporation (“Cymetrix”), a privately held revenue cycle management firm that specializes in providing outsourcing services to hospital and healthcare networks. The acquisition was effected pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 14, 2014, among Navigant, Bobcat Acquisition Corporation, a wholly-owned subsidiary of Navigant (“Merger Sub”), Cymetrix and certain securityholders of Cymetrix. Pursuant to the Merger Agreement, Merger Sub merged with and into Cymetrix (the “Merger”), with Cymetrix continuing as the surviving corporation and a wholly-owned subsidiary of Navigant.

The aggregate purchase price to be paid by Navigant in connection with the Merger is comprised of (a) approximately $75.0 million in cash paid at closing, subject to a post-closing working capital adjustment, and (b) a deferred contingent cash payment of up to $25.0 million based on the achievement of certain revenue and EBITDA performance targets by Cymetrix during the period beginning on November 1, 2014 and ending on October 31, 2015.

The Merger Agreement contains customary representations, warranties and covenants, as well as customary indemnification obligations. A portion of the purchase price ($7.5 million in cash) was placed in escrow to secure the indemnification obligations under the Merger Agreement.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein. A copy of the press release dated May 14, 2014 announcing the transaction is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of May 14, 2014, among Navigant Consulting, Inc., Bobcat Acquisition Corporation, Cymetrix Corporation and certain securityholders of Cymetrix Corporation. (Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.)

99.1	Press Release dated May 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIGANT CONSULTING, INC.

Date: May 16, 2014	By:	/s/ Monica M. Weed
	Name:	Monica M. Weed
	Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of May 14, 2014, among Navigant Consulting, Inc., Bobcat Acquisition Corporation, Cymetrix Corporation and certain securityholders of Cymetrix Corporation. (Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.)

99.1	Press Release dated May 14, 2014.